                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

VKS ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in mutual
fund investing, and a surge in personal
retirement planning. The coming
millennium promises to hold even more                  [PHOTO]
challenges and opportunities.
    To lead us into this new era of
investing, we are proud to announce     DENNIS J. MCDONNELL AND DON G. POWELL
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                            Continued on page  2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW
    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                            Continued on page  3

[CREDIT QUALITY PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY*
  AS OF OCTOBER 31, 1998

AAA...................  56.3%
AA....................  13.2%
A.....................   5.8%
BBB...................  21.4%
BB....................   1.2%
Non-Rated.............   2.1%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's



TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. As of October 31, 56 percent of long-term investments were invested in AAA-rated bonds. Under current market conditions, the yield spread between higher- and lower-rated bonds is modest, and we believe that investors are not adequately compensated for the additional credit risk associated with lower-rated securities. Also, higher-rated bonds have generally performed better than lower-rated securities when interest rates are falling, which was the case for most of the reporting period. We had little difficulty finding suitable AAA-rated issues for the portfolio, due to an abundance of new insured bonds.
    Overall, we made a limited number of purchases and sales during the past year, because current market yields were lower than the yields provided by most of the Trust's holdings. Our acquisitions favored long-term insured bonds because they offer the most potential for price appreciation if interest rates continue to fall. Meanwhile, we sold a number of bonds that were vulnerable to being called from the portfolio. Also, we sold several bonds issued by states we believed were overvalued and used the proceeds to purchase bonds from undervalued states. Prerefundings contributed to the Trust's total return, as several bonds in the portfolio enjoyed upward price movement when they were prerefunded. Keep in mind, however, that past performance does not guarantee future results.
    At the end of the reporting period, the Trust's top sector weightings were health care (25 percent), general purpose (17 percent), and single-family housing (10 percent). We focused on these sectors because we believed they offered attractive relative value within the municipal bond market. Our substantial weighting in health care benefited the Trust's performance, as this sector has been among the top-performing areas of the municipal bond market this year.
    As of October 31, the duration of the Trust was 6.64 years compared with
7.72 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term

                                                            Continued on page  4
nature of the Trust, the calculation of the index's duration has been adjusted to eliminate bonds with maturities of five years or less.

               Top Five Portfolio Sectors as of October 31, 1998*
                    Health Care....................... 25.0%
                    General Purpose................... 17.3%
                    Single-Family Housing.............. 9.8%
                    Retail Electric/Gas/Telephone...... 8.4%
                    Industrial Revenue................. 8.3%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 20.97 percent.(1) This reflects a gain in market price per common share from $12.7500 on October 31, 1997, to $14.5625 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.36 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.38 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page 9 for additional performance numbers.

                                  [BAR GRAPH]
Distribution per Common Share

TWELVE-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1998

                                                    Dividend
Nov 1997.........................................   $ 0.065
Dec 1997.........................................   $ 0.065
Jan 1998.........................................   $ 0.065
Feb 1998.........................................   $ 0.065
Mar 1998.........................................   $ 0.065
Apr 1998.........................................   $ 0.065
May 1998.........................................   $ 0.065
Jun 1998.........................................   $ 0.065
Jul 1998.........................................   $ 0.065
Aug 1998.........................................   $ 0.065
Sep 1998.........................................   $ 0.065
Oct 1998.........................................   $ 0.065

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.

                                                            Continued on page  5

    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen
Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN

            ------------------------   -   ------------------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell

            ------------------------   -   ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKS)


 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............   20.97%
One-year total return based on NAV(2)......................    8.91%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.36%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    8.38%

 SHARE VALUATIONS

Net asset value...........................................   $ 14.82
Closing common stock price................................  $14.5625
One-year high common stock price (10/26/98)...............  $14.8750
One-year low common stock price (05/14/98)................  $12.7500
Preferred share (Series A) rate(5)........................    3.240%
Preferred share (Series B) rate(5)........................    3.340%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.6%
          ALABAMA  2.0%
$ 5,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)..............................    5.000%   08/15/15  $  5,020,850
                                                                                 ------------
          CALIFORNIA  14.1%
  3,330   Anaheim, CA Ctfs Partn Anaheim Mem Hosp Assn
          Rfdg (AMBAC Insd)...............................    5.000    05/15/13     3,391,705
  3,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent.............................    5.450    10/01/13     3,086,880
  6,420   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Co Ser B (MBIA Insd).........    6.350    06/01/09     7,110,985
  1,110   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized).............    7.800    02/01/28     1,309,189
 10,000   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosp Rfdg (MBIA Insd).....    4.750    06/01/21     9,539,800
  2,000   Los Angeles Cnty, CA Pub Wks (FSA Insd).........    5.500    10/01/18     2,187,660
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)...........................................    6.000    06/01/08     3,446,670
  2,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)......................    6.250    08/01/23     2,204,460
  1,865   Santa Clara Cnty, CA Fin Auth Lease Rev Multi
          Facs Projs Ser B (AMBAC Insd) (c)...............    5.500    05/15/08     1,962,353
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev Multi
          Facs Projs Ser B (AMBAC Insd) (c)...............    5.500    05/15/09     1,050,620
  1,330   Temple City, CA Unified Sch Dist Cap Apprec Ser
          A (FGIC Insd)...................................        *    08/01/16       553,945
                                                                                 ------------
                                                                                   35,844,267
                                                                                 ------------
          COLORADO  4.6%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05).......    7.000    08/31/26     1,202,990
  1,875   Colorado Hsg Fin Auth Multi-Family Hsg Insd Mtg
          Ser A...........................................    6.800    10/01/37     2,048,756
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1..............................................    7.550    11/01/27     1,713,840
  2,605   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          F...............................................    8.625    06/01/25     2,851,199
  3,415   Denver, CO City & Cnty Arpt Rev Ser B...........    6.900    11/15/00     3,613,138
  1,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          Rfdg (MBIA Insd)................................        *    09/01/22       299,470
                                                                                 ------------
                                                                                   11,729,393
                                                                                 ------------
          CONNECTICUT  1.3%
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A Private Placement (b)...................    6.400    09/01/11     1,662,255
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A Private Placement (Prerefunded @
          09/01/07) (b)...................................    6.400    09/01/11     1,757,250
                                                                                 ------------
                                                                                    3,419,505
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          FLORIDA  0.8%
$ 2,000   Miami Dade Cnty, FL Pub Fac Rev Jackson Mem Hosp
          (FSA Insd)......................................    5.000%   06/01/18  $  1,988,800
                                                                                 ------------
          GEORGIA  2.7%
  3,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser
          B...............................................    7.900    12/01/18     3,164,910
  1,425   Georgia Muni Elec Auth Pwr Rev Ser A Rfdg (FGIC
          Insd)...........................................    5.500    01/01/12     1,554,219
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg (FGIC
          Insd)...........................................    5.500    01/01/12     2,181,360
                                                                                 ------------
                                                                                    6,900,489
                                                                                 ------------
          ILLINOIS  6.3%
  2,060   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent............................................    5.875    09/01/06     2,198,906
  4,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A...................    7.875    11/01/25     4,850,280
  1,210   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84C..........................    8.200    05/01/18     1,268,625
  1,635   Cook Cnty, IL Sch Dist 100 Berwyn South Rfdg
          (FSA Insd)......................................    8.100    12/01/15     2,257,232
  5,450   Illinois Hlth Fac Auth Rev Westlake Cmnty
          Hosp............................................    7.750    01/01/04     5,586,086
                                                                                 ------------
                                                                                   16,161,129
                                                                                 ------------
          INDIANA  2.7%
  3,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
          & Hlth Cent Rfdg................................    6.000    08/15/02     3,172,950
  2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
          & Hlth Cent Rfdg................................    6.250    08/15/05     2,208,020
    990   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg.............................    5.900    03/01/01     1,026,679
    540   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg.............................    6.000    03/01/02       567,783
                                                                                 ------------
                                                                                    6,975,432
                                                                                 ------------
          IOWA  2.1%
  5,000   Muscatine, IA Elec Rev Rfdg (AMBAC Insd)........    6.125    01/01/12     5,388,000
                                                                                 ------------
          KANSAS  2.2%
  5,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)...........................    7.000    06/01/31     5,462,100
                                                                                 ------------
          KENTUCKY  1.7%
  4,020   Louisville, KY Hsg Assistance Corp Mtg Rev
          Carrousel Pptys Ser A Rfdg (FHA Gtd)............    8.300    07/01/24     4,303,691
                                                                                 ------------
          LOUISIANA  0.5%
  1,250   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj (FSA Insd).........................    7.500    06/01/21     1,375,850
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MARYLAND  7.4%
$ 1,275   Baltimore, MD Ctfs Partn Brd of Ed Admin Proj
          Ser A Rfdg (MBIA Insd) (c)......................    5.000%   04/01/15  $  1,260,618
  4,435   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Ser 7.....................    7.300    04/01/25     4,783,857
  6,325   Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC Insd).....    5.000    07/01/13     6,401,975
  6,270   Maryland St Hlth & Higher Edl Fac Auth Rev Subn
          Hosp Rfdg (AMBAC Insd)..........................    5.000    07/01/13     6,374,396
                                                                                 ------------
                                                                                   18,820,846
                                                                                 ------------
          MASSACHUSETTS  1.6%
  1,775   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser B Rfdg..................................    6.750    07/01/05     1,939,667
  1,705   Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd)......    7.000    07/01/09     2,070,177
                                                                                 ------------
                                                                                    4,009,844
                                                                                 ------------
          MICHIGAN  2.5%
  1,355   Flint, MI Hosp Bldg Auth Rev Hurley Med Cent Ser
          A Rfdg..........................................    5.750    07/01/03     1,434,877
  2,745   Michigan Muni Bond Auth Rev St Revolving Fund...    5.400    10/01/14     2,853,153
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd).............................    5.500    10/01/18     1,017,620
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd).............................    5.500    10/01/27     1,014,300
                                                                                 ------------
                                                                                    6,319,950
                                                                                 ------------
          MINNESOTA  0.5%
  1,295   Eden Prairie, MN Multi-Family Hsg Rev Edendale
          Apts Ser A Rfdg (GNMA Collateralized)...........    5.550    12/01/24     1,344,935
                                                                                 ------------
          MISSISSIPPI  1.8%
  1,990   Mississippi Home Corp Single Family Rev Mtg Ser
          C (GNMA Collateralized).........................    7.600    06/01/29     2,273,535
  1,071   Mississippi Home Corp Single Family Rev Mtg Ser
          D (GNMA Collateralized).........................    8.100    12/01/24     1,205,543
    990   Mississippi Home Corp Single Family Rev Mtg Ser
          F (GNMA Collateralized).........................    7.550    12/01/27     1,133,916
                                                                                 ------------
                                                                                    4,612,994
                                                                                 ------------
          MISSOURI  1.1%
    765   Missouri St Hlth & Edl Facs Auth Hlth Facs Rev
          Lake of the Ozarks Genl Hosp....................    6.250    02/15/11       825,619
  1,000   Missouri St Hlth & Edl Facs Auth Hlth Facs Rev
          Lake of the Ozarks Genl Hosp Rfdg (FSA Insd)....    5.125    02/15/24       991,520
    940   Missouri St Hsg Dev Comm Mtg Rev Single Family
          Ln Ser A (GNMA Collateralized)..................    7.200    09/01/26     1,066,749
                                                                                 ------------
                                                                                    2,883,888
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MONTANA  0.4%
$ 1,000   Crow Fin Auth MT Tribal Purp Rev................    5.700%   10/01/27  $  1,029,860
                                                                                 ------------
          NEVADA  0.9%
  2,140   Nevada Hsg Division Single Family Pgm Ser E (FHA
          Gtd)............................................    6.900    10/01/11     2,302,191
                                                                                 ------------
          NEW JERSEY  2.0%
  2,000   New Jersey Econ Dev Auth Dist Heating & Cooling
          Rev Trigen Trenton Ser A........................    6.200    12/01/10     2,127,400
  2,500   New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Proj Ser A (FGIC Insd)...............    6.875    11/01/34     2,856,825
                                                                                 ------------
                                                                                    4,984,225
                                                                                 ------------
          NEW YORK  12.3%
  1,615   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/99) (FGIC
          Insd)...........................................    6.750    06/15/14     1,677,727
  2,520   New York City Ser B (Prerefunded @ 08/15/04)....    7.250    08/15/19     2,974,532
  5,000   New York City Ser B1 (Prerefunded @ 08/15/04)...    7.000    08/15/16     5,840,450
      5   New York City Ser C.............................    7.250    08/15/24         5,431
  5,960   New York City Ser C (Prerefunded @ 08/15/01)....    7.250    08/15/24     6,534,067
  2,000   New York City Ser G.............................    5.750    02/01/14     2,142,040
  4,355   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................    5.500    05/15/10     4,561,558
  1,155   New York St Dorm Auth Rev Secured Hosp Wyckoff
          Hts Ser H Rfdg..................................    5.200    02/15/14     1,182,570
    595   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Impt Ser B.............................    7.625    08/15/17       659,950
  1,285   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Impt Ser B (Prerefunded @ 08/15/01)....    7.625    08/15/17     1,442,528
  4,350   Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
          A Rfdg..........................................    5.000    01/01/12     4,415,902
                                                                                 ------------
                                                                                   31,436,755
                                                                                 ------------
          NORTH CAROLINA  0.3%
  2,500   University of NC Chapel Hill Rev Util Sys
          Rfdg............................................        *    08/01/20       844,850
                                                                                 ------------
          OHIO  4.7%
  1,000   Akron, OH Ctfs Partn Akron Muni Baseball Stadium
          Proj (a)........................................  0/6.500    12/01/07       969,040
  1,000   Cleveland, OH Arpt Spl Rev Continental Airls Inc
          Rfdg (c)........................................    5.700    12/01/19       970,570
  1,000   Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum
          at Willow Brook (FHA Gtd).......................    6.550    02/01/35     1,106,700
  2,045   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg...    6.000    05/15/05     2,234,653
  1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt...............................    6.000    05/15/06     1,084,700
  1,300   Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Cent Rfdg...................................    5.500    12/01/10     1,378,039

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 2,990   Ohio Hsg Fin Agy Mtg Rev (GNMA
          Collateralized).................................    6.050%   09/01/17  $  3,205,968
    885   Toledo, OH Multi-Family Hsg Impt Commodore Perry
          (FGIC Insd).....................................    5.400    12/01/23       902,284
                                                                                 ------------
                                                                                   11,851,954
                                                                                 ------------
          OKLAHOMA  1.1%
  2,750   Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg...............................    6.125    10/01/14     2,891,213
                                                                                 ------------
          PENNSYLVANIA  10.2%
  1,000   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg...........    6.100    07/15/20     1,061,540
  3,000   Delaware Cnty, PA Auth Hlthcare Rev Mercy Hlth
          Corp Southeastn Ser B (Prerefunded @
          11/15/05).......................................    6.000    11/15/07     3,307,800
  6,000   Pennsylvania Intergovtl Coop Auth Spl Tax Rev
          City of Philadelphia Fdg Pgm (FGIC Insd)........    5.350    06/15/07     6,306,300
 10,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd) (d).......................................    5.400    07/01/09    10,368,300
  4,325   Philadelphia, PA Hosps & Higher Edl Auth Fac
          Hosp Rev........................................    6.350    07/01/07     4,999,657
                                                                                 ------------
                                                                                   26,043,597
                                                                                 ------------
          SOUTH CAROLINA  0.8%
  2,000   South Carolina St Pub Svc Auth Rev Ser B Rfdg
          (MBIA Insd).....................................    5.000    01/01/25     1,978,260
                                                                                 ------------
          TENNESSEE  1.0%
  2,485   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Edl
          Fac Christian Brother Rfdg......................    5.750    09/01/16     2,559,525
                                                                                 ------------
          TEXAS  5.3%
  3,000   Brazos River Auth TX Rev Houston Inds Inc Proj
          Ser D Rfdg (MBIA Insd)..........................    4.900    10/01/15     3,039,600
  3,000   Harris Cnty, TX Toll Road Sr Lien Rfdg (AMBAC
          Insd)...........................................    4.950    08/15/06     3,183,840
  2,000   Houston, TX Arpt Sys Rev Spl Fac Continental
          Airls...........................................    6.125    07/15/17     2,061,660
  2,490   San Antonio, TX Arpt Sys Rev Rfdg (AMBAC
          Insd)...........................................    7.375    07/01/13     2,881,851
  1,650   Texas Hsg Agy Residential Dev Rev Mtg Ser D
          (GNMA Collateralized)...........................    8.400    01/01/21     1,705,803
  2,090   Wylie, TX Indpt Sch Dist Cap Apprec Rfdg (PSF
          Gtd)............................................        *    08/15/20       657,326
                                                                                 ------------
                                                                                   13,530,080
                                                                                 ------------
          UTAH  3.1%
  3,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)................................    5.750    07/01/19     3,252,540
  3,000   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj............................................    7.900    06/01/17     3,116,970
  1,495   Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          D2..............................................    6.850    07/01/25     1,588,378
                                                                                 ------------
                                                                                    7,957,888
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          WASHINGTON  2.2%
$ 2,030   Washington St Pub Pwr Supply Sys Nuclear Proj No
          3 Rev Ser C Rfdg (MBIA Insd)....................        *    07/01/13  $    996,466
  3,380   Washington St Pub Pwr Supply Sys Nuclear Proj No
          3 Rev Ser C Rfdg (MBIA Insd)....................        *    07/01/15     1,474,255
  3,000   Washington St Ser B.............................    5.500%   05/01/18     3,246,120
                                                                                 ------------
                                                                                    5,716,841
                                                                                 ------------
          WISCONSIN  0.4%
  1,000   Wisconsin St Hlth & Edl Facs Auth Rev Marquette
          Univ (MBIA Insd) (c)............................    4.750    06/01/28       946,070
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  100.6%
  (Cost $231,842,366)..........................................................   256,635,272
SHORT-TERM INVESTMENTS  0.1%
  (Cost $400,000)..............................................................       400,000
                                                                                 ------------
TOTAL INVESTMENTS  100.7%
  (Cost $232,242,366)..........................................................   257,035,272
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)..................................    (1,871,466)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $255,163,806
                                                                                 ============

* Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $232,242,366).......................    $257,035,272
Cash........................................................          30,753
Receivables:
  Interest..................................................       4,709,483
  Investments Sold..........................................         129,078
Other.......................................................             852
                                                                ------------
      Total Assets..........................................     261,905,438
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,162,469
  Income Distributions--Common and Preferred Shares.........         181,939
  Investment Advisory Fee...................................         141,464
  Administrative Fee........................................          32,645
  Affiliates................................................           9,556
Trustees' Deferred Compensation and Retirement Plans........          89,114
Accrued Expenses............................................          85,383
Options at Market Value (Net premiums received of
  $61,690)..................................................          39,062
                                                                ------------
      Total Liabilities.....................................       6,741,632
                                                                ------------
NET ASSETS..................................................    $255,163,806
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,900 issued with liquidation preference of
  $50,000 per share)........................................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation.................................      24,815,534
Accumulated Undistributed Net Investment Income.............         736,971
Accumulated Net Realized Loss...............................     (14,664,049)
                                                                ------------
      Net Assets Applicable to Common Shares................     160,163,806
                                                                ------------
NET ASSETS..................................................    $255,163,806
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($160,163,806 divided
  by 10,806,700 shares outstanding).........................    $      14.82
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $14,358,611
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,644,217
Administrative Fee..........................................      379,435
Preferred Share Maintenance.................................      258,522
Trustees' Fees and Expenses.................................       24,913
Custody.....................................................       16,402
Legal.......................................................       12,436
Amortization of Organizational Costs........................        1,789
Other.......................................................      220,944
                                                              -----------
    Total Expenses..........................................    2,558,658
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,799,953
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   849,066
  Options...................................................      114,664
  Futures...................................................     (102,025)
                                                              -----------
Net Realized Gain...........................................      861,705
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   20,631,407
                                                              -----------
  End of the Period:
    Investments.............................................   24,792,906
    Options.................................................       22,628
                                                              -----------
                                                               24,815,534
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,184,127
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,045,832
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $16,845,785
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1998   October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 11,799,953       $ 11,846,255
Net Realized Gain.......................................        861,705            601,101
Net Unrealized Appreciation During the Period...........      4,184,127          6,699,050
                                                           ------------       ------------
Change in Net Assets from Operations....................     16,845,785         19,146,406
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (8,428,547)        (8,428,596)
  Preferred Shares......................................     (3,351,758)        (3,331,038)
                                                           ------------       ------------
Total Distributions.....................................    (11,780,305)       (11,759,634)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      5,065,480          7,386,772
NET ASSETS:
Beginning of the Period.................................    250,098,326        242,711,554
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $736,971 and $717,323,
  respectively).........................................   $255,163,806       $250,098,326
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                            January 22, 1993
                                                                                             (Commencement
                                                   Year Ended October 31,                    of Investment
                                   ------------------------------------------------------    Operations) to
                                        1998         1997      1996      1995      1994     October 31, 1993
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)......................     $14.352       $13.669   $13.722   $12.284   $15.253       $13.808
                                    ---------       -------   -------   -------   -------    ----------
 Net Investment Income...........       1.092         1.096     1.116     1.147     1.181          .803
 Net Realized and Unrealized
   Gain/Loss.....................        .467          .675     (.065)    1.507    (2.927)        1.329
                                    ---------       -------   -------   -------   -------    ----------
Total from Investment
 Operations......................       1.559         1.771     1.051     2.654    (1.746)        2.132
                                    ---------       -------   -------   -------   -------    ----------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders...        .780          .780      .790      .874      .938          .547
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......        .310          .308      .314      .342      .244          .140
 Distributions from Net Realized
   Gain:
   Paid to Common Shareholders...         -0-           -0-       -0-       -0-      .034           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......         -0-           -0-       -0-       -0-      .007           -0-
                                    ---------       -------   -------   -------   -------    ----------
Total Distributions..............       1.090         1.088     1.104     1.216     1.223          .687
                                    ---------       -------   -------   -------   -------    ----------
Net Asset Value, End of the
 Period..........................     $14.821       $14.352   $13.669   $13.722   $12.284       $15.253
                                    =========       =======   =======   =======   =======    ==========
Market Price Per Share at End of
 the Period......................    $14.5625       $12.750   $11.750   $11.875   $10.750       $14.625
Total Investment Return at Market
 Price (b).......................      20.97%        15.55%     5.69%    18.79%   (20.83%)        8.26%*
Total Return at Net Asset
 Value (c).......................       8.91%        11.01%     5.58%    19.39%   (13.59%)       12.82%*
Net Assets at End of the Period
 (In millions)...................      $255.2        $250.1    $242.7    $243.3    $227.7        $259.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**........................       1.62%         1.65%     1.67%     1.77%     1.61%         1.49%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)...............       5.35%         5.67%     5.91%     6.14%     6.76%         5.97%
Portfolio Turnover...............         18%           23%       24%       75%      165%          114%*
*  Non-Annualized
** Ratio of Expenses to Average
  Net Assets including Preferred
  Shares.........................       1.01%         1.01%     1.01%     1.06%      .99%         1.02%

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust, formerly known as Van Kampen American Capital Strategic Sector Municipal Trust, (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's

                                October 31, 1998
--------------------------------------------------------------------------------

organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ending January 21, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $14,641,421 which will expire between October 31, 2002 and October 31, 2004. Net realized gains or losses differ for financial and tax reporting purposes as a result of gains or losses recognized for tax purposes on open option positions at October 31, 1998.

    At October 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $232,242,366, the aggregate gross unrealized appreciation is $24,825,614 and the aggregate gross unrealized depreciation is $32,708, resulting in net unrealized appreciation on long- and short-term investments of $24,792,906.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999 the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen, the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $5,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $92,300 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $47,331,681 and $45,262,562, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a

                                October 31, 1998
--------------------------------------------------------------------------------

specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1998, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1997..................     150       $  43,321
Options Written and Purchased (Net)..............     500         141,275
Options Terminated in Closing Transactions
  (Net)..........................................    (150)        (43,321)
Options Expired (Net)............................    (400)        (79,585)
                                                     ----       ---------
Outstanding at October 31, 1998..................     100       $  61,690
                                                   ======       =========

    The related futures contracts of the outstanding option transactions as of October 31, 1998, and the descriptions and market values are as follows:

                                                                       MARKET
                                                  EXPIRATION MONTH/   VALUE OF
                                     CONTRACTS     EXERCISE PRICE     OPTIONS
------------------------------------------------------------------------------
Municipal Bond Index
  December 1998--Written Puts
  (Current notional value of
  $125,344 per contract)............       100         Dec/121   $(39,062)
                                           ===                   ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1998, were as follows:

                                                                  CONTRACTS
---------------------------------------------------------------------------
Outstanding at October 31, 1997............................           -0-
Futures Opened.............................................           135
Futures Closed.............................................          (135)
                                                                     ----
Outstanding at October 31, 1998............................           -0-
                                                                     ====

                                October 31, 1998
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,900 Auction Preferred Shares ("APS") in two series. Series A contains 1,000 shares while Series B contains 900 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At October 31, 1998, the average rate in effect was 3.287%. During the year ended October 31, 1998, the rates ranged from 3.240% to 3.990%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)
Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996, Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Strategic Sector Municipal Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Sector Municipal Trust as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 1, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income


Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

     1) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     --------------------
                                                     IN FAVOR    WITHHELD
-------------------------------------------------------------------------
Rod Dammeyer........................................    1,656        5

     2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
Steven Muller....................................  9,327,295    184,883
Wayne W. Whalen..................................  9,335,335    176,843

The other Trustees of the Trust whose term did not expire in 1998 are David C. Arch, Howard J Kerr, Dennis J. McDonnell, Theodore A. Myers, Don G. Powell and Hugo F. Sonnenschein.

     3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 9,347,079 shares voted in favor of the proposal, 25,045 shares voted against, and 141,715 shares abstained.